Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Natural Blue Resources, Inc. (formerly Datameg Corporation), a Delaware corporation (the "Company"), on Form 10-Q for the nine months ending September 30, 2009, as filed with the Securities and Exchange Commission (the "Report"), I, Walter Cruickshank, Principal Financial Officer of the Company for the reporting period ending September 30, 2009, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 23, 2009	By:	/s/ Walter Cruickshank
Walter Cruickshank
Principal Financial Officer the reporting period ending June 30, 2009